AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 1998

                                                 REGISTRATION NO. 333-50619
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                        POST EFFECTIVE AMENDMENT NO. 1
                                      TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ______________________

                               VISIO CORPORATION
             (Exact name of Registrant as specified in its charter)

     WASHINGTON                                  91-1448389
(State or other jurisdiction of       (I.R.S. Employer Identification No.)
incorporation or organization)

                          520 PIKE STREET, SUITE 1800
                         SEATTLE, WASHINGTON 98101-4001
         (Address of principal executive offices, including zip code)


         VISIO CORPORATION 1995 LONG-TERM INCENTIVE COMPENSATION PLAN
                           (Full title of the plan)

                                JEREMY A. JAECH
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               VISIO CORPORATION
                          520 PIKE STREET, SUITE 1800
                        SEATTLE, WASHINGTON  98101-4001
                                 (206) 521-4500
(Name, address and telephone number, including area code, of agent for service)
                             ______________________

                                  COPIES TO:
                               LINDA SCHOEMAKER
                               PERKINS COIE LLP
                         1201 THIRD AVENUE, 40TH FLOOR
                        SEATTLE, WASHINGTON  98101-3099
                                (206) 583-8888
                             ______________________

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



ITEM 8.  EXHIBITS


    EXHIBIT
    NUMBER                                             DESCRIPTION
    -------                                            -----------
      5.1         Opinion of Perkins Coie LLP regarding legality of the Common Stock being registered*
     23.1         Consent of Ernst & Young LLP*
     23.2         Consent of Perkins Coie LLP (included in the opinion filed as Exhibit 5.1)*
     24.1         Power of Attorney*
     99.1         Visio Corporation 1995 Long-Term Incentive Compensation Plan, as amended


________________
*previously filed

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post Effective Amendment No. 1 to Registration Statement (No. 333-50619) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on June 18, 1998.

                              VISIO CORPORATION


                              By:  /s/ Jeremy A. Jaech
                                  -------------------------------------
                                  Jeremy A. Jaech
                                  President and Chief Executive Officer




     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 1 to Registration Statement (No. 333-50619) has been signed by the following persons in the capacities indicated on June 18, 1998.

        SIGNATURE                                             TITLE
        ---------                                             -----
      /s/ Jeremy A. Jaech                      Chairman of the Board, President and Chief Executive
--------------------------------               Officer (Principal Executive Officer)
        Jeremy A. Jaech

      /s/ Steve M. Gordon*                     Chief Financial Officer and Senior Vice President,
--------------------------------               Finance and Operations (Principal Financial and
        Steve M. Gordon                        Accounting Officer)

    /s/ Theodore C. Johnson*                   Executive Vice President, Chief Technology Officer,
--------------------------------               and Director
      Theodore C. Johnson

      /s/ Tom A. Alberg*                       Director
--------------------------------
        Tom A. Alberg

      /s/ Thomas H. Byers*                     Director
--------------------------------
        Thomas H. Byers

     /s/ John R. Johnston*                     Director
--------------------------------
        John R. Johnston

     /s/ Douglas Mackenzie*                    Director
--------------------------------
       Douglas Mackenzie

       /s/ Scott Oki*                          Director
--------------------------------
          Scott Oki

   *By:  /s/ Jeremy A. Jaech                   Attorney-in-Fact
--------------------------------
        Jeremy A. Jaech

                               INDEX TO EXHIBITS


    EXHIBIT
    NUMBER                                             DESCRIPTION
    -------                                            -----------
      5.1         Opinion of Perkins Coie LLP regarding legality of the Common Stock being registered*
     23.1         Consent of Ernst & Young LLP*
     23.2         Consent of Perkins Coie LLP (included in the opinion filed as Exhibit 5.1)*
     24.1         Power of Attorney*
     99.1         Visio Corporation 1995 Long-Term Incentive Compensation Plan, as amended


________________
*previously filed